UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

Devon Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

THREE MEMORIAL CITY PLAZA

840 GESSNER ROAD, SUITE 1400

HOUSTON, Texas 77024

(Address of principal executive office)

(281) 589-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 7, 2026, Devon Energy Corporation, a Delaware corporation (“Devon”), completed the previously announced transaction with Coterra Energy Inc., a Delaware corporation (“Coterra”), pursuant to the Agreement and Plan of Merger, dated as of February 1, 2026, which provided for, among other things, the merger of Cubs Merger Sub, Inc., a Delaware corporation and a then direct, wholly owned subsidiary of Devon, with and into Coterra, with Coterra surviving as a direct, wholly owned subsidiary of Devon (the “Merger”).

Item 8.01	Other Events.

The unaudited pro forma combined balance sheet as of March 31, 2026 (the “Pro Forma Balance Sheet”), the unaudited pro forma combined statement of operations for the three months ended March 31, 2026 and for the year ended December 31, 2025 (the “Pro Forma Statements of Operations”), and the notes related thereto (together with the Pro Forma Balance Sheet and the Pro Forma Statements of Operations, the “Pro Forma Financial Statements”), are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01. The Pro Forma Balance Sheet is presented as if the Merger had been completed on March 31, 2026. The Pro Forma Statements of Operations are presented as if the Merger had been completed on January 1, 2025. The Pro Forma Balance Sheet and the Pro Forma Statements of Operations do not purport to represent what the combined company’s financial position or results of operations would have been if the Merger had actually occurred on the dates indicated, nor are they indicative of Devon’s future financial position or results of operations. Actual results may differ materially from the assumptions and estimates reflected in the Pro Forma Financial Statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Name

99.1	Pro Forma Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Shannon E. Young III
Shannon E. Young III
Executive Vice President and Chief Financial Officer

Date: May 22, 2026